Exhibit 4(c)2

                                                           [CONFORMED]

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                    KANSAS GAS AND ELECTRIC COMPANY

                                  TO

                     MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK
             (formerly Guaranty Trust Company of New York)

                                  AND

                             W. A. SPOONER
            (successor to Henry A. Theis, Oliver R. Brooks,
         Wesley L. Baker, Edwin F. McMichael and R. Amundsen)

          as Trustees under Kansas Gas and Electric Company's
         Mortgage and Deed of Trust, Dated as of April 1, 1940
                        _______________________

          THIRTY-NINTH SUPPLEMENTAL INDENTURE, as corrected*

                  Providing, among other things, for

            First Mortgage Bonds, 7-1/2% Series A Due 2032

                                  and

            First Mortgage Bonds, 7-1/2% Series B Due 2027

                                  and

            First Mortgage Bonds, 7-1/2% Series C Due 2032

                      Dated as of April 15, 1994











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*  Correcting Article I, Section 1, paragraphs (II) and (III); Section
1, paragraphs (II) and (III); and, Article III, Section 1, paragraphs
(II) and (III) by deleting references to the term "Bond Fund" from, and correcting certain typographical errors in, the Thirty-Ninth Supplemental Indenture filed in the office of the Register of Deeds of Sedgwick County, Kansas (filed on April 21, 1994, Film 1438, pages 1663-1686), and Office of Secretary of the State of Kansas (filed on April 22, 1994 and indexed at No. 2015521).

                  THIRTY-NINTH SUPPLEMENTAL INDENTURE


     INDENTURE, dated as of April 15, 1994, between KANSAS GAS AND ELECTRIC COMPANY, a corporation of the State of Kansas (formerly named KCA Corporation and successor by merger to Kansas Gas and Electric Company, a corporation of the State of Kansas, hereinafter sometimes called the ``Company-Kansas''), whose post office address is 120 East First Street, Wichita, Kansas 67202 (hereinafter sometimes called the ``Company''), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (formerly Guaranty Trust Company of New York), a corporation of the State of New York, whose post office address is 60 Wall Street, New York, New York 10260-0060 (hereinafter sometimes called the ``Corporate Trustee''), and W. A. SPOONER (successor to Henry A. Theis, Oliver R. Brooks, Wesley L. Baker, Edwin F. McMichael and R. Amundsen, and being hereinafter sometimes called the ``Individual Trustee''), whose post office address is 1 Juliet Court, Old Bridge, New Jersey 08857 (the Corporate Trustee and the Individual Trustee being hereinafter together sometimes called the ``Trustees''), as Trustees under the Mortgage and Deed of Trust, dated as of April 1, 1940 (hereinafter called the ``Mortgage''), which Mortgage was executed and delivered by Kansas Gas and Electric Company, a corporation of the State of West Virginia to which the Company-Kansas was successor by merger (hereinafter sometimes called the ``Company-West Virginia''), to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which Mortgage is hereby made, this Indenture (hereinafter sometimes called the ``Thirty-ninth Supplemental Indenture'') being supplemental thereto;

     WHEREAS, the Company-West Virginia caused the Mortgage to be filed for record as a mortgage of real property and as a chattel mortgage in the offices of the Registers of Deeds in various counties in the State of Kansas, and on April 25, 1940 paid to the Register of Deeds of Sedgwick County, Kansas, that being the County in which the Mortgage was first filed for record, the sum of $40,000 in payment of the Kansas mortgage registration tax as provided by Section 79-3101 et seq., General Statutes of Kansas 1935; and

     WHEREAS, by the Mortgage, the Company-West Virginia covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired, intended to be subject to the lien thereof; and

     WHEREAS, an instrument, dated May 31, 1949, was executed by the Company-West Virginia appointing Oliver R. Brooks as Individual Trustee in succession to said Henry A. Theis, resigned, under the Mortgage, and by Oliver R. Brooks accepting the appointment as Individual Trustee under the Mortgage in succession to said Henry A. Theis, which instrument was filed for record in the offices of the Registers of Deeds in various counties in the State of Kansas; and

     WHEREAS, an instrument, dated March 3, 1958, was executed by the Company-West Virginia appointing Wesley L. Baker as Individual Trustee in succession to said Oliver R. Brooks, resigned, under the Mortgage, and by Wesley L. Baker accepting the appointment as Individual Trustee under the Mortgage in succession to said Oliver R. Brooks, which instrument was filed for record in the offices of the Registers of Deeds in various counties in the State of Kansas; and

     WHEREAS, an instrument, dated November 20, 1969, was executed by the Company-West Virginia appointing Edwin F. McMichael as Individual Trustee in succession to said Wesley L. Baker, resigned, under the Mortgage, and by Edwin F. McMichael accepting the appointment as Individual Trustee under the Mortgage in succession to said Wesley L. Baker, which instrument was filed for record in the offices of the Registers of Deeds in various counties in the State of Kansas; and

     WHEREAS, by the Twenty-seventh Supplemental Indenture mentioned below, the Company-Kansas, among other things, appointed R. Amundsen as Individual Trustee in succession to said Edwin F. McMichael, resigned, under the Mortgage, and by R. Amundsen accepting the appointment as Individual Trustee under the Mortgage in succession to said Edwin F. McMichael; and

     WHEREAS, by the Thirty-second Supplemental Indenture mentioned below, the Company-Kansas, among other things, appointed W. A. Spooner as Individual Trustee in succession to said R. Amundsen, resigned, under the Mortgage, and by W. A. Spooner accepting the appointment as Individual Trustee under the Mortgage in succession to said R. Amundsen; and

     WHEREAS, the Company-West Virginia executed and delivered to the Trustees a First Supplemental Indenture, dated as of June 1, 1942
(which supplemental indenture is hereinafter sometimes called the ``First Supplemental Indenture''); and

     WHEREAS, the Company-West Virginia caused the First Supplemental Indenture to be filed for record as a mortgage of real property and as a chattel mortgage in the offices of the Registers of Deeds in various counties in the State of Kansas, but paid no mortgage registration tax in connection with the recordation of the First Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company-West Virginia executed and delivered to the Trustees the following supplemental indentures:

Designation                                 Dated as of

Second Supplemental Indenture. . . . . . .  March 1, 1948
Third Supplemental Indenture . . . . . . .  December 1, 1949
Fourth Supplemental Indenture. . . . . . .  June 1, 1952
Fifth Supplemental Indenture . . . . . . .  October 1, 1953
Sixth Supplemental Indenture . . . . . . .  March 1, 1955
Seventh Supplemental Indenture . . . . . .  February 1, 1956
Eighth Supplemental Indenture. . . . . . .  January 1, 1961
Ninth Supplemental Indenture . . . . . . .  May 1, 1966
Tenth Supplemental Indenture . . . . . . .  March 1, 1970
Eleventh Supplemental Indenture. . . . . .  May 1, 1971
Twelfth Supplemental Indenture . . . . . .  March 1, 1972


which supplemental indentures are hereinafter sometimes called the Second through Twelfth Supplemental Indentures, respectively; and

     WHEREAS, the Company-West Virginia caused the Second through Eighth Supplemental Indentures to be filed for record as a mortgage of real property and as a chattel mortgage in the offices of the Registers of Deeds in various counties in the State of Kansas, and caused the Ninth through Twelfth Supplemental Indentures to be filed for record as a mortgage of real property in the offices of the Registers of Deeds in various counties in the State of Kansas and as a chattel mortgage in the Office of the Secretary of State of Kansas, and on the following dates paid to the Register of Deeds of Sedgwick County, Kansas, that being the County in which the Second through Twelfth Supplemental Indentures were first filed for record as a mortgage of real property, the following amounts:

Date                                   Amount

March 30, 1948. . . . . . . . . . .   $12,500
December 7, 1949. . . . . . . . . .     7,500
June 17, 1952 . . . . . . . . . . .    30,000
October 21, 1953. . . . . . . . . .    25,000
March 22, 1955. . . . . . . . . . .    25,000
March 5, 1956 . . . . . . . . . . .    17,500
January 24, 1961. . . . . . . . . .    17,500
May 17, 1966. . . . . . . . . . . .    40,000
March 10, 1970. . . . . . . . . . .    87,500
May 19, 1971. . . . . . . . . . . .    87,500
March 23, 1972. . . . . . . . . . .    62,500

such amounts being in payment of the Kansas mortgage registration tax as provided by the then currently applicable sections of the statutes of the State of Kansas in effect on those dates; and

     WHEREAS, the Company-West Virginia was merged into the Company-Kansas on May 31, 1973; and

     WHEREAS, in order to evidence the succession of the Company-Kansas to the Company-West Virginia and the assumption by the Company-Kansas of the covenants and conditions of the Company-West Virginia in the bonds and in the Mortgage contained, and to enable the Company-Kansas to have and exercise the powers and rights of the Company-West Virginia under the Mortgage in accordance with the terms thereof, the Company-Kansas executed and delivered to the Trustees a Thirteenth Supplemental Indenture, dated as of May 31, 1973 (which supplemental indenture is hereinafter sometimes called the ``Thirteenth Supplemental Indenture''); and

     WHEREAS, the Company-Kansas caused the Thirteenth Supplemental Indenture to be filed for record as a mortgage of real property in the offices of the Registers of Deeds in various counties in the State of Kansas and as a chattel mortgage in the Office of the Secretary of State of Kansas, but paid no mortgage registration tax in connection with the recordation of the Thirteenth Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company-Kansas executed and delivered to the Trustees the following supplemental indentures:

Designation                                      Dated as of

Fourteenth Supplemental Indenture. . . . . . .   July 1, 1975
Fifteenth Supplemental Indenture . . . . . . .   December 1, 1975
Sixteenth Supplemental Indenture . . . . . . .   September 1, 1976
Seventeenth Supplemental Indenture . . . . . .   March 1, 1977
Eighteenth Supplemental Indenture. . . . . . .   May 1, 1977
Nineteenth Supplemental Indenture. . . . . . .   August 1, 1977
Twentieth Supplemental Indenture . . . . . . .   March 15, 1978
Twenty-first Supplemental Indenture. . . . . .   January 1, 1979
Twenty-second Supplemental Indenture . . . . .   April 1, 1980
Twenty-third Supplemental Indenture. . . . . .   July 1, 1980
Twenty-fourth Supplemental Indenture . . . . .   August 1, 1980
Twenty-fifth Supplemental Indenture. . . . . .   June 1, 1981
Twenty-sixth Supplemental Indenture. . . . . .   December 1, 1981
Twenty-seventh Supplemental Indenture. . . . .   May 1, 1982
Twenty-eighth Supplemental Indenture . . . . .   March 15, 1984
Twenty-ninth Supplemental Indenture. . . . . .   September 1, 1984
Thirtieth Supplemental Indenture . . . . . . .   September 1, 1984
Thirty-first Supplemental Indenture. . . . . .   February 1, 1985
Thirty-second Supplemental Indenture . . . . .   April 15, 1986
Thirty-third Supplemental Indenture. . . . . .   June 1, 1991
Thirty-fourth Supplemental Indenture . . . . .   March 31, 1992
Thirty-fifth Supplemental Indenture. . . . . .   December 17, 1992
Thirty-sixth Supplemental Indenture. . . . . .   August 12, 1993
Thirty-seventh Supplemental Indenture. . . . .   January 15, 1994
Thirty-eighth Supplemental Indenture . . . . .   March 1, 1994

which supplemental indentures are hereinafter sometimes called the Fourteenth through Thirty-eighth Supplemental Indentures, respectively; and

     WHEREAS, the Company-Kansas caused the Fourteenth Supplemental Indenture to be filed for record as a mortgage of real property in the offices of the Registers of Deeds in various counties in the State of Kansas and as a chattel mortgage in the Office of the Secretary of State of Kansas; and

     WHEREAS, the Company-Kansas caused the Fifteenth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on December 10, 1975, Film 169, page 363), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on December 10, 1975 and indexed as No. 325,911); and

     WHEREAS, the Company-Kansas caused the Sixteenth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on September 29, 1976, Film 211, page 363), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on September 29, 1976 and indexed as No. 363,835); and

     WHEREAS, the Company-Kansas caused the Seventeenth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on March 16, 1977, Film 234, page 492), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on March 1, 1977 and indexed as No. 384,759); and

     WHEREAS, the Company-Kansas caused the Eighteenth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on May 26, 1977, Film 246, page 655), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on May 26, 1977 and indexed as No. 394,573); and

     WHEREAS, the Company-Kansas caused the Nineteenth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on August 31, 1977, Film 263, page 882), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on September 1, 1977 and indexed as No. 406,577); and

     WHEREAS, the Company-Kansas caused the Twentieth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on March 29, 1978, Film 297, pages 635-656), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on March 30, 1978 and indexed as No. 434,072); and

     WHEREAS, the Company-Kansas caused the Twenty-first Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on January 9, 1979, Film 345, page 648), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on January 10, 1979 and indexed as No. 470,851); and

     WHEREAS, the Company-Kansas caused the Twenty-second Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on April 2, 1980, Film 413, page 1,468), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on April 3, 1980 and indexed as No. 533,415); and

     WHEREAS, the Company-Kansas caused the Twenty-third Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on July 1, 1980, Film 425, page 1,003), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on July 2, 1980 and indexed as No. 546,185); and

     WHEREAS, the Company-Kansas caused the Twenty-fourth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on August 28, 1980, Film 435, page 266), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on August 29, 1980 and indexed as No. 554,543); and

     WHEREAS, the Company-Kansas caused the Twenty-fifth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on June 30, 1981, Film 483, page 1,512), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on June 30, 1981 and indexed as No. 601,270); and

     WHEREAS, the Company-Kansas caused the Twenty-sixth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on December 30, 1981, Film 510, page 300), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on December 31, 1981 and indexed as No. 628,293); and

     WHEREAS, the Company-Kansas caused the Twenty-seventh Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on May 6, 1982, Film 526, page 1,141), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on May 7, 1982 and indexed as No. 650,115); and

     WHEREAS, the Company-Kansas caused the Twenty-eighth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on March 22, 1984, Film 645, page 1,524), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on March 23, 1984 and indexed as No. 796,449); and

     WHEREAS, the Company-Kansas caused the Twenty-ninth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on September 5, 1984, Film 681, page 763), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on September 6, 1984 and indexed as No. 852,425); and

     WHEREAS, the Company-Kansas caused the Thirtieth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on September 12, 1984, Film 682, page 1,087), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on September 13, 1984 and indexed as No. 854,284); and

     WHEREAS, the Company-Kansas caused the Thirty-third Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on June 18, 1991, Film 1177, page 0876), and as a security agreement in the Office of Secretary of State of Kansas (filed on June 18, 1991 and indexed as No. 1,693,446); and

     WHEREAS, the Company on the following dates paid to the Register of Deeds of Sedgwick County, Kansas, that being the County in which the Fourteenth through Thirtieth Supplemental Indentures and the Thirty-third Supplemental Indenture were first filed for record as a mortgage of real property, the following amounts:

Date                                 Amount

July 2, 1975. . . . . . . . . . .    $100,000
December 10, 1975 . . . . . . . .      48,750
September 29, 1976. . . . . . . .      62,500
March 16, 1977. . . . . . . . . .      62,500
May 26, 1977. . . . . . . . . . .      25,000
August 31, 1977 . . . . . . . . .       6,100
March 29, 1978. . . . . . . . . .      62,500
January 9, 1979 . . . . . . . . .      36,250
April 2, 1980 . . . . . . . . . .      67,500
July 1, 1980. . . . . . . . . . .      37,500
August 28, 1980 . . . . . . . . .      63,750
June 30, 1981 . . . . . . . . . .      75,000
December 30, 1981 . . . . . . . .      62,500
May 6, 1982 . . . . . . . . . . .     100,000
March 22, 1984. . . . . . . . . .      93,750
September 5, 1984 . . . . . . . .      75,000
September 12, 1984. . . . . . . .      50,000
June 18, 1991 . . . . . . . . . .     334,100

such amounts being in payment of the Kansas mortgage registration tax as provided by the then currently applicable sections of the statutes of the State of Kansas in effect on those dates; and

     WHEREAS, the Company-Kansas caused the Thirty-first Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on February 1, 1985, Film 707, page 378), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on February 4, 1985 and indexed as No. 895,468), but paid no mortgage registration tax in connection with the recordation of the Thirty-first Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company-Kansas caused the Thirty-second Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on April 16, 1986, Film 791, page 1,336), and as a chattel mortgage in the Office of the Secretary of State of Kansas (filed on April 17, 1986 and indexed as No. 1,048,212), but paid no mortgage registration tax in connection with the recordation of the Thirty-second Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, in order to evidence the succession of the Company to the Company-Kansas and the assumption by the Company of the covenants and conditions of the Company-Kansas in the bonds and in the Mortgage contained, and to enable the Company to have and exercise the powers and rights of the Company-Kansas under the Mortgage in accordance with the terms thereof, the Company executed and delivered to the Trustees a Thirty-fourth Supplemental Indenture, dated as of March 31, 1992 (which supplemental indenture is hereinafter sometimes called the ``Thirty-fourth Supplemental Indenture''); and

     WHEREAS, the Company-Kansas caused the Thirty-fourth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on March 31, 1992, Film 1236, page 987), and as a security agreement in the Office of Secretary of State of Kansas (filed on March 31, 1992 and indexed as No. 1,780,893), but paid no mortgage registration tax in connection with the recordation of the Thirty-fourth Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company caused the Thirty-fifth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on December 16, 1992, Film 301, page 0104), and as a security agreement in the Office of Secretary of State of Kansas (filed on December 16, 1992 and indexed as No. 1,861,886), but paid no mortgage registration tax in connection with the recordation of the Thirty-fifth Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company-Kansas caused the Thirty-sixth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on August 10, 1993, Film 1364, page 0515), and as a security agreement in the Office of Secretary of State of Kansas (filed on August 11, 1993 and indexed as No. 1,936,501), but paid no mortgage registration tax in connection with the recordation of the Thirty-sixth Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company-Kansas caused the Thirty-seventh Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on January 18, 1994, Film 1411, page 0710), and as a security agreement in the Office of Secretary of State of Kansas (filed on January 18, 1994 and indexed as No. 1,985,104), but paid no mortgage registration tax in connection with the recordation of the Thirty-seventh Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company-Kansas caused the Thirty-eighth Supplemental Indenture to be filed for record as a mortgage of real property in the office of the Register of Deeds of Sedgwick County, Kansas (filed on February 28, 1994, Film 1422, page 1046), and as a security agreement in the Office of Secretary of State of Kansas (filed on February 28, 1994, and indexed as No. 1,997,743), but paid no mortgage restriction tax in connection with the recordation of the Thirty-eighth Supplemental Indenture, no such tax having been payable in connection with such recordation; and

     WHEREAS, the Company-West Virginia, the Company-Kansas or the Company has from time to time caused to be filed in the respective offices of the above-mentioned Registers of Deeds and Secretary of State affidavits executed by the Trustees under the Mortgage, preserving and continuing the lien thereof either as a chattel mortgage in accordance with the provisions of K.S.A. 58-303 (Section 58-303 of the General Statutes of Kansas 1935) or as a security agreement under the provisions of K.S.A. 84-9-401 et seq.; and

     WHEREAS, in addition to the aforesaid filings for record in the respective offices of the above-mentioned Registers of Deeds, the Company-West Virginia, the Company-Kansas or the Company has filed copies of the Mortgage and the First through Thirty-eighth Supplemental Indentures, certified as true by it, with the Secretary of State of Kansas; and

     WHEREAS, the Company-West Virginia, the Company-Kansas or the Company has heretofore issued, in accordance with the provisions of the Mortgage, as heretofore supplemented, the following series of First Mortgage Bonds:


           Principal                Principal
           Amount                    Amount
           Series                    Issued       Outstanding

3-3/8% Series due 1970. . . $16,000,000        None
3-1/8% Series due 1978. . .   5,000,000        None
2-3/4% Series due 1979. . .   3,000,000        None
3-3/8% Series due 1982. . .  12,000,000        None
3-5/8% Series due 1983. . .  10,000,000        None
3-3/8% Series due 1985. . .  10,000,000        None
3-3/8% Series due 1986. . .   7,000,000        None
4-5/8% Series due 1991. . .   7,000,000        None
5-5/8% Series due 1996. . .  16,000,000 $16,000,000
8-1/2% Series due 2000. . .  35,000,000        None
8-1/8% Series due 2001. . .  35,000,000        None
7-3/8% Series due 2002. . .  25,000,000        None
9-5/8% Series due 2005. . .  40,000,000        None
6% Series due 1985. . . . .   7,000,000        None
7-3/4% Series due 2005. . .  12,500,000        None
8-3/8% Series due 2006. . .  25,000,000        None
8-1/2% Series due 2007. . .  25,000,000        None
6% Series due 2007. . . . .  10,000,000 10,000,000*
5-7/8% Series due 2007. . .  21,940,000 21,940,000*
8-7/8% Series due 2008. . .  30,000,000        None
6.80% Series due 2004 . . .  14,500,000 14,500,000*
16-1/4% Series due 1987 . .  30,000,000        None
6-1/2% Series due 1983. . .  15,000,000        None
7-1/4% Series due 1983. . .  25,500,000        None
14-7/8% Series due 1987-1991 30,000,000        None
16% Series due 1996 . . . .  25,000,000        None
15-3/4% Series due 1989 . .  40,000,000        None
13-1/2% Series due 1989 . . 100,000,000        None
14.05% Series due 1991. . .  30,000,000        None
14-1/8% Series due 1991 . .  20,000,000        None
10-7/8% Series due 1987 . .  30,000,000        None
9-3/4% Series due 2016. . .  50,000,000        None
7.00% Series A due 2031 . .  18,900,000  18,900,000
7.00% Series B due 2031 . . 308,600,000 308,600,000
7.60% Series due 2003 . . . 135,000,000 135,000,000
6-1/2% Series due 2005. . .  65,000,000  65,000,000
6.20% Series due 2006 . . . 100,000,000 100,000,000
5.10% Series due 2023 . . .  13,982,500  13,982,500
____________________

* Upon the issuance of the Thirty-ninth Series, Fortieth Series and Forty-first Series pursuant to this Supplemental Indenture and deposit of the proceeds plus additional funds from the Company with the St. Marys, La Cygne and Wamego
     Trustees, these series will no longer be Outstanding.

hereinafter sometimes called Bonds of the First through Thirty-eighth
Series; and

     WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to the coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

     WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

     WHEREAS, the Company now desires to create a new series of bonds;
and

     WHEREAS, the execution and delivery by the Company of this Thirty-ninth Supplemental Indenture, and the terms of the bonds of the Thirty-ninth Series, Fortieth Series, and Forty-first Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That Kansas Gas and Electric Company, in consideration of the premises and of One Dollar ($1) to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustees and in order further to secure the payment both of the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage) unto Morgan Guaranty Trust Company of New York and to W. A. Spooner, as Trustees under the Mortgage, and to their successor or successors in said trust, and to said Trustees and their successors and assigns forever, all property, real, personal and mixed, acquired by the Company after the date of the execution and delivery of the Mortgage, in addition to property covered by the First through the Thirty-eighth Supplemental Indentures (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned or, subject to the provisions of Section 87 of the Mortgage, hereafter acquired by the Company and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Thirty-ninth Supplemental Indenture) all lands, flowage rights, water rights, flumes, raceways, dams, rights of way and roads; all steam and power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, steam heat and hot water plants, lines, service and supply systems, bridges, culverts, tracks, rolling stock, ice or refrigeration plants and equipment, street and interurban railway systems, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric and gas machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture, chattels and chooses in action; all municipal and other franchises; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose, including poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted), all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.

     TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     IT IS HEREBY AGREED by the Company that, subject to the provisions of Section 87 of the Mortgage, all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), shall be as fully embraced within the lien hereof and the lien of the Mortgage, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

     PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Thirty-ninth Supplemental Indenture and from the lien and operation of the Mortgage, viz.: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business and fuel, oil and similar materials and supplies consumable in the operation of any properties of the Company; vehicles and automobiles; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; and (4) electric energy, and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage and this Thirty-ninth Supplemental Indenture in the above subdivisions
(2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that either or both of the Trustees or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Mortgage by reason of the occurrence of a Default as defined in said Article XII.

     THERE is expressly excepted from the lien of the Mortgage and from the lien hereof all property of the Company located in the State of Missouri now owned or hereafter acquired unless such property in the State of Missouri shall be subjected to the lien of the Mortgage by an indenture or indentures supplemental thereto, pursuant to authorization by the Board of Directors of the Company.

     TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustees, their successors and assigns forever.

     IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented, this Thirty-ninth Supplemental Indenture being supplemental thereto.

     AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors as Trustees of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to the Trustees by the Mortgage as a part of the property therein stated to be conveyed.

     The Company further covenants and agrees to and with the Trustees and their successors in said trust under the Mortgage, as follows:

                              ARTICLE I.

                     THIRTY-NINTH SERIES OF BONDS

     SECTION 1. (I) There shall be a series of bonds designated ``7-1/2% Series A due 2032'' (herein sometimes referred to as the ``Thirty-ninth Series''), each of which shall also bear the descriptive title, First Mortgage Bond, and the form thereof, which is established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Article I specified. Bonds of the Thirty-ninth Series shall be limited to $14,500,000 in aggregate principal amount, except as provided in Section 16 of the Mortgage, shall mature on April 15, 2032, and shall be issued as fully registered bonds in denominations of Five Thousand Dollars and in any multiple or multiples of Five Thousand Dollars. Bonds of the Thirty-ninth Series shall bear interest at the rate of 7-1/2% per annum, payable on the Interest Payment Date for the 1994 St. Marys Bonds, commencing
June 21, 1994, on which date interest from April 28, 1994 will be payable, and thereafter, the Bonds of the Thirty-ninth Series shall bear interest from the Business Day following the preceding Interest Payment Date for the 1994 St. Marys Bonds. The principal of and interest on bonds of the Thirty-ninth Series shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of the Thirty-ninth Series shall be dated as in Section 10 of the Mortgage provided.

     (II) Upon the redemption, in whole or in part, of the City of St. Marys, Kansas, Pollution Control Revenue Refunding Bonds (Kansas Gas and Electric Company Project) Series 1994 (hereinafter referred to as the ``1994 St. Marys Bonds''), issued under the Indenture of Trust, dated as of April 15, 1994 (hereinafter referred to as the ``St. Marys Indenture''), of the City of St. Marys, Kansas, bonds of the Thirty-ninth Series shall be redeemed in whole or in like part. To effect the redemption of bonds of the Thirty-ninth Series, the trustee under the St. Marys Indenture (hereinafter referred to as the ``St. Marys Trustee'') shall deliver to the Corporate Trustee (and mail a copy thereof to the Company) a written demand (hereinafter referred to as a ``St. Marys Redemption Demand'') for the redemption of bonds of the Thirty-ninth Series equal in principal amount to the principal amount of the 1994 St. Marys Bonds to be redeemed. The St. Marys Redemption Demand shall be signed by the President, a Vice President, an Assistant Vice President or a Trust Officer of the St. Marys Trustee and shall state: (1) the aggregate principal amount of the 1994 St. Marys Bonds then outstanding under the St. Marys Indenture; (2) the principal amount of the 1994 St. Marys Bonds to be redeemed; (3) the interest thereon to be payable on the redemption date; (4) the redemption date and that notice thereof has been given as required in the St. Marys Indenture; (5) in the case of an optional redemption of the 1994 St. Marys Bonds, that the Company has informed the St. Marys Trustee that the Company intends to deposit sufficient available funds with the St. Marys Trustee to effect such redemption; and (6) that the Corporate Trustee is thereby instructed to call for redemption bonds of the Thirty-ninth Series equal in principal amount to the principal amount of the 1994 St. Marys Bonds specified in (2) above. The St. Marys Redemption Demand shall also contain a waiver of notice of such redemption by the St. Marys Trustee, as holder of all bonds of the Thirty-ninth Series then outstanding. The Corporate Trustee may conclusively presume the statements contained in the St. Marys Redemption Demand to be correct.

     Except as provided in the next sentence, redemption of bonds of the Thirty-ninth Series shall be at the principal amount of the bonds to be redeemed, together with accrued interest to the redemption date, and such amount shall become and be due and payable on the redemption date. In the event the 1994 St. Marys Bonds bear interest at a Long-Term Interest Rate (as defined in the St. Marys Indenture), the bonds of the Thirty-ninth Series will be redeemable as follows: If the 1994 St. Marys Bonds bear interest at the Long-Term MATES Rate (as defined in the St. Marys Indenture), the bonds of the Thirty-ninth Series shall be redeemable at the same percentages of their principal amount and during the same call periods as are established under the St. Marys Indenture with respect to the 1994 St. Marys Bonds, plus accrued interest to the date of redemption. If, on the date the 1994 St. Marys Bonds begin to bear a Long-Term Interest Rate ("Effective Date"), the length of the Long-Term Interest Rate Period falls within one of the entries in the Long-Term Interest Rate Period column, the bonds of the Thirty-ninth Series will not be redeemable for the number of years after the Effective Date shown in the No-call Period column. After the No-call Period, the bonds of the Thirty-ninth Series may be redeemed at the percentage of the principal amount shown in the Initial Premium column. The premium will decline every six months by one-half of one percentage point until the bonds of the Thirty-ninth Series are redeemable without premium.

     Long-Term Interest Rate Period

                        But Less Than   No-Call   Initial
         Greater Than    Or Equal To    Period    Premium

           15 years            N/A     10 years     102%
           10 years       15 years      7 years     101.5
            7 years       10 years      5 years     101
            4 years        7 years      3 years     101
            3 years        4 years      2 years     100.5
            2 years        3 years      1 year      100.5
            1 year         2 years      1 year      100

The Company hereby covenants that it shall notify the Corporate Trustee no later than thirty days after the date, if any, on which the 1994 St. Marys Bonds commence bearing a Long-Term Interest Rate, such notice to set forth the Long-Term Interest Rate Period then in effect for the 1994 St. Marys Bonds; and of any change to the redemption table if different from above.

     The Company hereby covenants that if a St. Marys Redemption Demand shall be delivered to the Trustee, the Company, except as otherwise provided in paragraph (III) of this Section 1, will deposit, on or before the redemption date, with the Corporate Trustee, in accordance with Article X of the Mortgage, an amount in cash sufficient to redeem the bonds of the Thirty-ninth Series so called for redemption.

     (III) All bonds of the Thirty-ninth Series shall be pledged by the Company with the St. Marys Trustee to secure the payment of the principal of, and interest on, the 1994 St. Marys Bonds. The obligation of the Company to make payments with respect to the principal of and up to 7 1/2% per annum of the interest on bonds of the Thirty-ninth Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of and interest on the 1994 St. Marys Bonds shall have been fully or partially paid, or there shall be held by the St. Marys Trustee pursuant to the St. Marys Indenture sufficient available funds to fully or partially pay the then due principal of and interest on the 1994 St. Marys Bonds. The Corporate Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on bonds of the Thirty-ninth Series shall have been fully satisfied and discharged unless and until the Corporate Trustee shall have received a written notice from the St. Marys Trustee, signed by its President, a Vice President or a Trust Officer, stating (i) that timely payment of the principal of or interest on the 1994 St. Marys Bonds required to be made by the Company has not been made, (ii) that there are not sufficient available funds held by the St. Marys Trustee pursuant to the St. Marys Indenture to make such payment, and
(iii) the amount of funds, in addition to available funds held by the St. Marys Trustee pursuant to the St. Marys Indenture, required to make such payment. Notwithstanding any other provisions of this Supplemental Indenture, interest on the bonds of the Thirty-ninth Series shall be deemed fully satisfied and discharged as provided herein even if the interest rate on bonds of the Thirty-ninth Series may be higher or lower than the interest rate on the 1994 St. Marys Bonds at the time interest on the 1994 St. Marys Bonds is paid.

     (IV) At the option of the registered owner, any bonds of the Thirty-ninth Series, upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The bonds of the Thirty-ninth Series may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

     (V) Bonds of the Thirty-ninth Series shall be transferable upon the surrender thereof, for cancellation together with a written instrument of transfer in form approved by the registrar duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York.

                              ARTICLE II.

                       FORTIETH SERIES OF BONDS

     SECTION 1. (I) There shall be a series of bonds designated ``7-1/2% Series B due 2027'' (herein sometimes referred to as the ``Fortieth Series''), each of which shall also bear the descriptive title, First Mortgage Bond, and the form thereof, which is established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this
Article II specified. Bonds of the Fortieth Series shall be limited to $21,940,000 in aggregate principal amount, except as provided in
Section 16 of the Mortgage, shall mature on April 15, 2027, and shall be issued as fully registered bonds in denominations of Five Thousand Dollars and in any multiple or multiples of Five Thousand Dollars. Bonds of the Fortieth Series shall bear interest at the rate of 7-1/2% per annum, payable on the Interest Payment Date for the 1994 La Cygne Bonds (as defined below), commencing June 21, 1994, on which date interest from April 28, 1994 will be payable, and thereafter, the Bonds of the Fortieth Series shall bear interest from the Business Day following the preceding Interest Payment Date for the 1994 La Cygne Refunding Bonds. The principal of and interest on bonds of the Fortieth Series shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of the Fortieth Series shall be dated as in Section 10 of the Mortgage provided.

     (II) Upon the redemption, in whole or in part, of the City of La Cygne, Kansas, Pollution Control Revenue Refunding Bonds (Kansas Gas and Electric Company Project) Series 1994B (hereinafter referred to as the ``1994 La Cygne Bonds''), issued under the Indenture of Trust, dated as of April 15, 1994 (hereinafter referred to as the ``La Cygne Indenture''), of the City of La Cygne, Kansas, Bonds of the Fortieth Series shall be redeemed in whole or in like part. To effect the redemption of bonds of the Fortieth Series, the trustee under the La Cygne Indenture (hereinafter referred to as the ``La Cygne Trustee'') shall deliver to the Corporate Trustee (and mail a copy thereof to the Company) a written demand (hereinafter referred to as a ``La Cygne Redemption Demand'') for the redemption of bonds of the Fortieth Series equal in principal amount to the principal amount of the 1994 La Cygne Bonds to be redeemed. The La Cygne Redemption Demand shall be signed by the President, a Vice President, an Assistant Vice President or a Trust Officer of the La Cygne Trustee and shall state:
(1) the aggregate principal amount of the 1994 La Cygne Bonds then outstanding under the La Cygne Indenture; (2) the principal amount of the 1994 La Cygne Bonds to be redeemed; (3) the interest thereon to be payable on the redemption date; (4) the redemption date and that notice thereof has been given as required in the La Cygne Indenture;
(5) in the case of an optional redemption of the 1994 La Cygne Bonds, that the Company has informed the La Cygne Trustee that the Company intends to deposit sufficient available funds with the La Cygne Trustee to effect such redemption; and (6) that the Corporate Trustee is thereby instructed to call for redemption bonds of the Fortieth Series equal in principal amount to the principal amount of the 1994 La Cygne Bonds specified in (2) above. The La Cygne Redemption Demand shall also contain a waiver of notice of such redemption by the La Cygne Trustee, as holder of all bonds of the Fortieth Series then outstanding. The Corporate Trustee may conclusively presume the statements contained in the La Cygne Redemption Demand to be correct.

     Except as provided in the next sentence, redemption of bonds of the Fortieth Series shall be at the principal amount of the bonds to be redeemed, together with accrued interest to the redemption date, and such amount shall become and be due and payable on the redemption date. In the event the 1994 La Cygne Bonds bear interest at a Long-Term Interest Rate (as defined in the La Cygne Indenture), the bonds of the Fortieth Series will be redeemable as follows: If the 1994 La Cygne Bonds bear interest at the Long-Term MATES Rate (as defined in the La Cygne Indenture), the bonds of the Fortieth Series shall be redeemable at the same percentages of their principal amount and during the same call periods as are established under the La Cygne Indenture with respect to the 1994 La Cygne Bonds, plus accrued interest to the date of redemption. If, on the date the 1994 La Cygne Bonds begin to bear a Long-Term Interest Rate ("Effective Date"), the length of the Long-Term Interest Rate Period falls within one of the entries in the Long-Term Interest Rate Period column, the bonds of the Fortieth Series will not be redeemable for the number of years after the Effective Date shown in the No-call Period column. After the No-call Period, the bonds of the Fortieth Series may be redeemed at the percentage of the principal amount shown in the Initial Premium column. The premium will decline every six months by one-half of one percentage point until the bonds of the Fortieth Series are redeemable without premium.

     Long-Term Interest Rate Period

                        But Less Than     No-Call     Initial
         Greater Than    Or Equal To      Period      Premium

           15 years            N/A       10 years       102%
           10 years       15 years        7 years       101.5
            7 years       10 years        5 years       101
            4 years        7 years        3 years       101
            3 years        4 years        2 years       100.5
            2 years        3 years        1 year        100.5
            1 year         2 years        1 year        100

The Company hereby covenants that it shall notify the Corporate Trustee no later than thirty days after the date, if any, on which the 1994 La Cygne Bonds commence bearing a Long-Term Interest Rate, such notice to set forth the Long-Term Interest Rate Period then in effect for the 1994 La Cygne Bonds; and of any change in the redemption table if different from above.

     The Company hereby covenants that if a La Cygne Redemption Demand shall be delivered to the Trustee, the Company, except as otherwise provided in paragraph (III) of this Section 1, will deposit, on or before the redemption date, with the Corporate Trustee, in accordance with Article X of the Mortgage, an amount in cash sufficient to redeem the bonds of the Fortieth Series so called for redemption.

     (III) All bonds of the Fortieth Series shall be pledged by the Company with the La Cygne Trustee to secure the payment of the principal of, and up to 7 1/2% per annum of the interest on, the 1994 La Cygne Bonds. The obligation of the Company to make payments with respect to the principal of and interest on bonds of the Fortieth Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of and interest on the 1994 La Cygne Bonds shall have been fully or partially paid, or there shall be held by the La Cygne Trustee pursuant to the La Cygne Indenture sufficient available funds to fully or partially pay the then due principal of and interest on the 1994 La Cygne Bonds. The Corporate Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on bonds of the Fortieth Series shall have been fully satisfied and discharged unless and until the Corporate Trustee shall have received a written notice from the La Cygne Trustee, signed by its President, a Vice President or a Trust Officer, stating (i) that timely payment of the principal of or interest on the 1994 La Cygne Bonds required to be made by the Company has not been made, (ii) that there are not sufficient available funds held by the La Cygne Trustee pursuant to the La Cygne Indenture to make such payment, and (iii) the amount of funds, in addition to available funds held by the La Cygne Trustee pursuant to the La Cygne Indenture, required to make such payment.
Notwithstanding any other provisions of this Supplemental Indenture, interest on the bonds of the Fortieth Series shall be deemed fully satisfied and discharged as provided herein even if the interest rate on bonds of the Fortieth Series may be higher or lower than the interest rate on the 1994 La Cygne Bonds at the time interest on the 1994 La Cygne Bonds is paid.

     (IV) At the option of the registered owner, any bonds of the Fortieth Series, upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The bonds of the Fortieth Series may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

     (V) Bonds of the Fortieth Series shall be transferable upon the surrender thereof, for cancellation together with a written instrument of transfer in form approved by the registrar duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York.

                             ARTICLE III.

                      FORTY-FIRST SERIES OF BONDS

     SECTION 1. (I) There shall be a series of bonds designated ``7-1/2% Series C due 2032'' (herein sometimes referred to as the ``Forty-first Series''), each of which shall also bear the descriptive title, First Mortgage Bond, and the form thereof, which is established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this
Article III specified. Bonds of the Forty-first Series shall be limited to $10,000,000 in aggregate principal amount, except as provided in Section 16 of the Mortgage, shall mature on April 15, 2032, and shall be issued as fully registered bonds in denominations of Five Thousand Dollars and in any multiple or multiples of Five Thousand Dollars. Bonds of the Forty-first Series shall bear interest at the rate of 7-1/2% per annum, payable on the Interest Payment Date for the 1994 Wamego Bonds, commencing June 21, 1994, on which date interest from April 28, 1994 will be payable, and thereafter, the Bonds of the Forty-first Series shall bear interest from the Business day following the preceding Interest Payment Date for the 1994 Wamego Bonds. The principal of and interest on bonds of the Forty-first Series shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of the Forty-first Series shall be dated as in Section 10 of the Mortgage provided.

     (II) Upon the redemption, in whole or in part, of the City of Wamego, Kansas, Pollution Control Revenue Refunding Bonds (Kansas Gas and Electric Company Project) Series 1994 (hereinafter referred to as the ``1994 Wamego Bonds''), issued under the Indenture of Trust, dated as of March 1, 1994 (hereinafter referred to as the ``Wamego Indenture''), of the City of Wamego, Kansas, bonds of the Forty-first Series shall be redeemed in whole or in like part. To effect the redemption of bonds of the Forty-first Series, the trustee under the Wamego Indenture (hereinafter referred to as the ``Wamego Trustee'') shall deliver to the Corporate Trustee (and mail a copy thereof to the Company) a written demand (hereinafter referred to as a ``Wamego Redemption Demand'') for the redemption of bonds of the Forty-first Series equal in principal amount to the principal amount of the 1994 Wamego Bonds to be redeemed. The Wamego Redemption Demand shall be signed by the President, a Vice President, an Assistant Vice President or a Trust Officer of the Wamego Trustee and shall state: (1) the aggregate principal amount of the 1994 Wamego Bonds then outstanding under the Wamego Indenture; (2) the principal amount of the 1994 Wamego Bonds to be redeemed; (3) the interest thereon to be payable on the redemption date; (4) the redemption date and that notice thereof has been given as required in the Wamego Indenture; (5) in the case of an optional redemption of the 1994 Wamego Bonds, that the Company has informed the Wamego Trustee that the Company intends to deposit sufficient available funds with the Wamego Trustee to effect such redemption; and (6) that the Corporate Trustee is thereby instructed to call for redemption bonds of the Forty-first Series equal in principal amount to the principal amount of the 1994 Wamego Bonds specified in (2) above. The Wamego Redemption Demand shall also contain a waiver of notice of such redemption by the Wamego Trustee, as holder of all bonds of the Forty-first Series then outstanding.
The Corporate Trustee may conclusively presume the statements contained in the Wamego Redemption Demand to be correct.

     Except as provided in the next sentence, redemption of bonds of the Forty-first Series shall be at the principal amount of the bonds to be redeemed, together with accrued interest to the redemption date, and such amount shall become and be due and payable on the redemption date. In the event the 1994 Wamego Bonds bear interest at a Long-Term Interest Rate (as defined in the Wamego Indenture), the bonds of the Forty-First Series will be redeemable as follows: If the 1994 Wamego Bonds bear interest at the Long-Term MATES Rate (as defined in the Wamego Indenture), the bonds of the Forty-first Series shall be redeemable at the same percentages of their principal amount and during the same call periods as are established under the Wamego Indenture with respect to the 1994 Wamego Bonds, plus accrued interest to the date of redemption. If, on the date the 1994 Wamego Bonds begin to bear a Long-Term Interest Rate ("Effective Date"), the length of the Long-Term Interest Rate Period falls within one of the entries in the Long-Term Interest Rate Period column, the bonds of the Forty-first Series will not be redeemable for the number of years after the Effective Date shown in the No-call Period column. After the No-call Period, the bonds of the Forty-first Series may be redeemed at the percentage of the principal amount shown in the Initial Premium column. The premium will decline every six months by one-half of one percentage point until the bonds of the Forty-first Series are redeemable without premium.

     Long-Term Interest Rate Period

                        But Less Than     No-Call     Initial
         Greater Than    Or Equal To      Period      Premium

           15 years            N/A       10 years       102%
           10 years       15 years        7 years       101.5
            7 years       10 years        5 years       101
            4 years        7 years        3 years       101
            3 years        4 years        2 years       100.5
            2 years        3 years        1 year        100.5
            1 year         2 years        1 year        100

The Company hereby covenants that it shall notify the Corporate Trustee no later than thirty days after the date, if any, on which the 1994 Wamego Bonds commence bearing a Long-Term Interest Rate, such notice to set forth the Long-Term Interest Rate Period then in effect for the 1994 Wamego Bonds; and of any change to the redemption table if different from above.

     The Company hereby covenants that if a Wamego Redemption Demand shall be delivered to the Trustee, the Company, except as otherwise provided in paragraph (III) of this Section 1, will deposit, on or before the redemption date, with the Corporate Trustee, in accordance with Article X of the Mortgage, an amount in cash sufficient to redeem the bonds of the Forty-first Series so called for redemption.

     (III) All bonds of the Forty-first Series shall be pledged by the Company with the Wamego Trustee to secure the payment of the principal of, and up to 7 1/2% per annum of the interest on, the 1994 Wamego Bonds. The obligation of the Company to make payments with respect to the principal of and interest on bonds of the Forty-first Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of and interest on the 1994 Wamego Bonds shall have been fully or partially paid, or there shall be held by the Wamego Trustee pursuant to the Wamego Indenture sufficient available funds to fully or partially pay the then due principal of and interest on the 1994 Wamego Bonds. The Corporate Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and interest on bonds of the Forty-first Series shall have been fully satisfied and discharged unless and until the Corporate Trustee shall have received a written notice from the Wamego Trustee, signed by its President, a Vice President or a Trust Officer, stating (i) that timely payment of the principal of or interest on the 1994 Wamego Bonds required to be made by the Company has not been made, (ii) that there are not sufficient available funds held by the Wamego Trustee pursuant to the Wamego Indenture to make such payment, and (iii) the amount of funds, in addition to available funds held by the Wamego Trustee pursuant to the Wamego Indenture, required to make such payment. Notwithstanding any other provisions of this Supplemental Indenture, interest on the bonds of the Forty-first Series shall be deemed fully satisfied and discharged as provided herein even if the interest rate on bonds of the Forty-first Series may be higher or lower than the interest rate on the 1994 Wamego Bonds at the time interest on the 1994 Wamego Bonds is paid.

     (IV) At the option of the registered owner, any bonds of the Forty-first Series, upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The bonds of the Forty-first Series may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

     (V) Bonds of the Forty-first Series shall be transferable upon the surrender thereof, for cancellation together with a written instrument of transfer in form approved by the registrar duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York.

                              ARTICLE IV.

                       MISCELLANEOUS PROVISIONS

     Section 1. All bonds of the Thirty-ninth Series, Fortieth Series and Forty-first Series acquired by the Company shall forthwith be delivered to the Corporate Trustee for cancellation.

     SECTION 2. Section 64 of the Mortgage is hereby deleted in its entirety.

     SECTION 3. Subject to the amendments provided for in this Thirty-ninth Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Thirty-ninth Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.

     SECTION 4. The Trustees hereby accept the trusts herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions set forth herein and in the Mortgage, as heretofore amended and supplemented, and upon the following terms and conditions:

     The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-ninth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVI of the Mortgage, as heretofore amended and supplemented, shall apply to and form part of this Thirty-ninth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Thirty-ninth Supplemental Indenture.

     SECTION 5.  Subject to the provisions of Article XV and
Article XVI of the Mortgage, as heretofore amended and supplemented, whenever in this Thirty-ninth Supplemental Indenture any of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Thirty-ninth Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustees shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

     SECTION 6. Nothing in this Thirty-ninth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Thirty-ninth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Thirty-ninth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.

     SECTION 7. The Company reserves the right, subject to appropriate corporate action, but without any consent or other action by holders of bonds of the Thirty-ninth Series, Fortieth Series, Forty-first Series, or of any subsequent series of bonds, to make such amendments to the Mortgage, as supplemented, as shall be necessary in order to (A) permit the issuance of additional Prior Lien Bonds other than to the Corporate Trustee (i) in a principal amount not to exceed the principal amount of Bonds which could then be issued on the basis of Property Additions under the Mortgage or (ii) upon the redemption or retirement of Prior Lien Bonds secured by such Prior Lien, (B) to remove the requirement that Prior Lien Bonds be issued to the Corporate Trustee, (C) remove the provisions of Article V which eliminate from the calculation of unfunded net Property Additions available for issuance of Bonds the amount of any Property Additions subject to a Prior Lien if the aggregate amount of Outstanding Prior Lien Bonds is 15% or more of the sum of the Outstanding Bonds and Prior Lien Bonds, and (D) make such other amendments to the Mortgage as may be necessary or desirable in the opinion of the Company to effect the foregoing.

     SECTION 8. This Thirty-ninth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


     IN WITNESS WHEREOF, KANSAS GAS AND ELECTRIC COMPANY has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries for and in its behalf, MORGAN GUARANTY TRUST COMPANY OF NEW YORK has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents and its corporate seal to be attested by one of its Assistant Secretaries, and has hereunto set his hand and affixed his seal, all as of the day and year first above written.

                                    KANSAS GAS AND ELECTRIC COMPANY


                                    By  /s/ Kent R. Brown
                                         Kent R. Brown
                                         President
Attest:


/s/ Richard D. Terrill
    Richard D. Terrill
    Secretary


Executed, sealed and delivered by
  KANSAS GAS AND ELECTRIC COMPANY,
  in the presence of:


/s/ Stacy F. Kramer
    Stacy F. Kramer

/s/ Robert J. Knott
    Robert J. Knott

                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Trustee


                                    By  /s/ Norma Pane
                                          Norma Pane
                                          Vice President



Attest:


/s/ Michele D. Sledge
    Assistant Secretary


                                    /s/ W. A. Spooner
                                       (W.A. Spooner)



Executed, sealed and delivered by
  MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK and W.A. SPOONER, in
  the presence of:


/s/ Madeline Schneider



/s/ Dennis Karoly


STATE OF KANSAS          )
                    :  ss.:
COUNTY OF SEDGWICK  )


     BE IT REMEMBERED, that on this 15th day of April, A.D. 1994, before me, the undersigned, a Notary Public within and for the County and State aforesaid, came Kent R. Brown, the President of KANSAS GAS AND ELECTRIC COMPANY, a corporation duly organized, incorporated and existing under the laws of the State of Kansas, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed, as such officer, the within instrument of writing, and such person duly acknowledged the execution of the same to be the act and deed of said corporation and that said instrument of writing was so executed by order of the Board of Directors of said corporation.

     On this 15th day of April, 1994, before me appeared Kent R. Brown, to me personally known, who being by me duly sworn did say that he is the President of KANSAS GAS AND ELECTRIC COMPANY, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said Kent R. Brown acknowledged said instrument to be the free act and deed of said corporation.

     On the 15th day of April in the year 1994, before me personally came Kent R. Brown to me known, who, being by me duly sworn, did depose and say that he resides at 4907 Portwest Circle, Wichita, Kansas; that he is the President of KANSAS GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year above written.

                         /s/ Regina I. Degarmo
                         REGINA I. DEGARMO
                         NOTARY PUBLIC - STATE OF KANSAS
                         MY APPOINTMENT EXPIRES AUGUST 4, 1997

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


     BE IT REMEMBERED, that on this 15th day of April, A.D. 1994, before me, the undersigned, a Notary Public within and for the County and State aforesaid, came Norma Pane, a Vice President of Morgan Guaranty Trust Company of New York, a corporation, duly organized, incorporated and existing under the laws of the State of New York, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed, as such officer, the within instrument of writing, and such person duly acknowledged the execution of the same to be the act and deed of said corporation and that said instrument of writing was so executed by authority of the Board of Directors of said corporation.

     On this 15th day of April, 1994, before me appeared Norma Pane, to me personally known, who being by me duly sworn did say that she is a Vice President of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said Norma Pane acknowledged said instrument to be the free act and deed of said corporation.

     On the 15th day of April in the year 1994, before me personally came Norma Pane, to me known, who, being by me duly sworn, did depose and say that she resides at 2057 63rd Street, Brooklyn, New York; that she is a Vice President of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year above written.

                              /s/ Alison M. Levchuck
                              ALISON M. LEVCHUCK
                              NOTARY PUBLIC, STATE OF NEW YORK
                              NO. 4997425
                              QUALIFIED IN NASSAU COUNTY
                              COMMISSION EXPIRES JUNE 8, 1994

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


     On this 15th day of April in the year 1994, before me, the undersigned, a Notary Public in and for the State of New York, in the County of New York, personally appeared and came W. A. Spooner, to me known and known to me to be the person described in and who executed the within and foregoing instrument and whose name is subscribed thereto and acknowledged to me that he executed the same.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year in this certificate first above written.



                              /s/ Alison M. Levchuck
                              ALISON M. LEVCHUCK
                              NOTARY PUBLIC, STATE OF NEW YORK
                              NO. 4997425
                              QUALIFIED IN NASSAU COUNTY
                              COMMISSION EXPIRES JUNE 8, 1994